                                                                      Exhibit 24


                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of Donald W. Goldfus and William G. Gardner to act as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of common stock of Apogee Enterprises, Inc., a Minnesota corporation (the "Company"), and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and any other documents filed in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in counterparts and shall be effective until such time as the undersigneds deliver a written revocation thereof to the above-named attorneys-in-fact and agents.

          IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 22nd day of September, 1994, by each of the following individuals:


/s/ Anthony L. Andersen
____________________________          ______________________________
Anthony L. Andersen                   Jerry W. Levin


____________________________          ______________________________
Gerald K. Anderson                    James L. Martineau


____________________________          ______________________________
Donald W. Goldfus                     Laurence J. Niederhofer


____________________________          ______________________________
Harry A. Hammerly                     D. Eugene Nugent


____________________________
O. Walter Johnson

                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of Donald W. Goldfus and William G. Gardner to act as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of common stock of Apogee Enterprises, Inc., a Minnesota corporation (the "Company"), and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and any other documents filed in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in counterparts and shall be effective until such time as the undersigneds deliver a written revocation thereof to the above-named attorneys-in-fact and agents.

          IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 22nd day of September, 1994, by each of the following individuals:



____________________________          ______________________________
Anthony L. Andersen                   Jerry W. Levin

/s/ Gerald K. Anderson
____________________________          ______________________________
Gerald K. Anderson                    James L. Martineau


____________________________          ______________________________
Donald W. Goldfus                     Laurence J. Niederhofer


____________________________          ______________________________
Harry A. Hammerly                     D. Eugene Nugent


____________________________
O. Walter Johnson

                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of Donald W. Goldfus and William G. Gardner to act as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of common stock of Apogee Enterprises, Inc., a Minnesota corporation (the "Company"), and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and any other documents filed in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in counterparts and shall be effective until such time as the undersigneds deliver a written revocation thereof to the above-named attorneys-in-fact and agents.

          IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 22nd day of September, 1994, by each of the following individuals:



____________________________          ______________________________
Anthony L. Andersen                   Jerry W. Levin


____________________________          ______________________________
Gerald K. Anderson                    James L. Martineau

/s/ Donald W. Goldfus
____________________________          ______________________________
Donald W. Goldfus                     Laurence J. Niederhofer


____________________________          ______________________________
Harry A. Hammerly                     D. Eugene Nugent


____________________________
O. Walter Johnson

                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of Donald W. Goldfus and William G. Gardner to act as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of common stock of Apogee Enterprises, Inc., a Minnesota corporation (the "Company"), and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and any other documents filed in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in counterparts and shall be effective until such time as the undersigneds deliver a written revocation thereof to the above-named attorneys-in-fact and agents.

          IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 22nd day of September, 1994, by each of the following individuals:



____________________________          ______________________________
Anthony L. Andersen                   Jerry W. Levin


____________________________          ______________________________
Gerald K. Anderson                    James L. Martineau


____________________________          ______________________________
Donald W. Goldfus                     Laurence J. Niederhofer

/s/ Harry A. Hammerly
____________________________          ______________________________
Harry A. Hammerly                     D. Eugene Nugent


____________________________
O. Walter Johnson

                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of Donald W. Goldfus and William G. Gardner to act as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of common stock of Apogee Enterprises, Inc., a Minnesota corporation (the "Company"), and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and any other documents filed in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in counterparts and shall be effective until such time as the undersigneds deliver a written revocation thereof to the above-named attorneys-in-fact and agents.

          IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 22nd day of September, 1994, by each of the following individuals:



____________________________          ______________________________
Anthony L. Andersen                   Jerry W. Levin


____________________________          ______________________________
Gerald K. Anderson                    James L. Martineau


____________________________          ______________________________
Donald W. Goldfus                     Laurence J. Niederhofer


____________________________          ______________________________
Harry A. Hammerly                     D. Eugene Nugent

/s/ O. Walter Johnson
____________________________
O. Walter Johnson

                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of Donald W. Goldfus and William G. Gardner to act as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of common stock of Apogee Enterprises, Inc., a Minnesota corporation (the "Company"), and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and any other documents filed in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in counterparts and shall be effective until such time as the undersigneds deliver a written revocation thereof to the above-named attorneys-in-fact and agents.

          IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 22nd day of September, 1994, by each of the following individuals:


                                      /s/ Jerry W. Levin
____________________________          ______________________________
Anthony L. Andersen                   Jerry W. Levin


____________________________          ______________________________
Gerald K. Anderson                    James L. Martineau


____________________________          ______________________________
Donald W. Goldfus                     Laurence J. Niederhofer


____________________________          ______________________________
Harry A. Hammerly                     D. Eugene Nugent


____________________________
O. Walter Johnson

                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of Donald W. Goldfus and William G. Gardner to act as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of common stock of Apogee Enterprises, Inc., a Minnesota corporation (the "Company"), and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and any other documents filed in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in counterparts and shall be effective until such time as the undersigneds deliver a written revocation thereof to the above-named attorneys-in-fact and agents.

          IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 22nd day of September, 1994, by each of the following individuals:



____________________________          ______________________________
Anthony L. Andersen                   Jerry W. Levin

                                      /s/ James L. Martineau
____________________________          ______________________________
Gerald K. Anderson                    James L. Martineau


____________________________          ______________________________
Donald W. Goldfus                     Laurence J. Niederhofer


____________________________          ______________________________
Harry A. Hammerly                     D. Eugene Nugent


____________________________
O. Walter Johnson

                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of Donald W. Goldfus and William G. Gardner to act as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of common stock of Apogee Enterprises, Inc., a Minnesota corporation (the "Company"), and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and any other documents filed in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in counterparts and shall be effective until such time as the undersigneds deliver a written revocation thereof to the above-named attorneys-in-fact and agents.

          IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 22nd day of September, 1994, by each of the following individuals:



____________________________          ______________________________
Anthony L. Andersen                   Jerry W. Levin


____________________________          ______________________________
Gerald K. Anderson                    James L. Martineau

                                      /s/ Lawrence J. Niederhofer
____________________________          ______________________________
Donald W. Goldfus                     Laurence J. Niederhofer


____________________________          ______________________________
Harry A. Hammerly                     D. Eugene Nugent


____________________________
O. Walter Johnson

                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of Donald W. Goldfus and William G. Gardner to act as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of common stock of Apogee Enterprises, Inc., a Minnesota corporation (the "Company"), and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and any other documents filed in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in counterparts and shall be effective until such time as the undersigneds deliver a written revocation thereof to the above-named attorneys-in-fact and agents.

          IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 22nd day of September, 1994, by each of the following individuals:



____________________________          ______________________________
Anthony L. Andersen                   Jerry W. Levin


____________________________          ______________________________
Gerald K. Anderson                    James L. Martineau


____________________________          ______________________________
Donald W. Goldfus                     Laurence J. Niederhofer

                                      /s/ D. Eugene Nugent
____________________________          ______________________________
Harry A. Hammerly                     D. Eugene Nugent


____________________________
O. Walter Johnson